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
DIRECTORS                                    OFFICERS
Barton M. Biggs                              James W. Grisham
CHAIRMAN OF THE BOARD                        VICE PRESIDENT
Chairman and Director, Morgan Stanley Asset  Harold J. Schaaff,
Management Inc. and Morgan Stanley Asset     Jr.
Management Limited; Managing Director,       VICE PRESIDENT
Morgan Stanley & Co. Incorporated            Joseph P. Stadler
Michael F. Klein                             VICE PRESIDENT
DIRECTOR AND PRESIDENT                       Valerie Y. Lewis
Principal, Morgan Stanley Asset Management   SECRETARY
Inc. and Morgan Stanley & Co. Incorporated   Karl O. Hartmann
John D. Barrett II                           ASSISTANT SECRETARY
Chairman and Director,                       Joanna M. Haigney
Barrett Associates, Inc.                     TREASURER
Gerard E. Jones                              Rene J. Feuerman
Partner, Richards & O'Neil LLP               ASSISTANT TREASURER
Andrew McNally IV
Chairman and Chief Executive Officer, Rand
McNally
Samuel T. Reeves
Chairman of the Board and Chief
Executive Officer,
Pinacle Trading L.L.C.
Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Corporation
Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin &
Boehm, P.C.

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INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1251 Avenue of the Americas
New York, New York 10020
---------------------------------------------------------
CUSTODIANS
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11210
---------------------------------------------------------
LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, Pennsylvania 19103
---------------------------------------------------------
INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

---------------------------------------------------------
For current performance, current net asset value, or for assistance with your account, please contact the Fund at (800) 548-7786. This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc.

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.
       P.O. Box 2798
       Boston, MA 02208-2798

[LOGO] MORGAN STANLEY
       INSTITUTIONAL FUND, INC.

                            GLOBAL EQUITY PORTFOLIO
                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1997

LETTER TO SHAREHOLDERS
-------

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in issuers located in emerging markets.

For the nine month and one year periods ended September 30, 1997, the Portfolio had total returns of 23.04% and 33.87%, respectively, for the Class A shares and 22.78% and 33.51%, respectively, for the Class B shares compared to 18.68% and 24.12%, respectively, for the

PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
----------------------------------------------------

                                                  TOTAL RETURNS(2)
                                ----------------------------------------------------
                                                          AVERAGE
                                                          ANNUAL         AVERAGE
                                               ONE         FIVE       ANNUAL SINCE
                                   YTD        YEAR         YEARS        INCEPTION
                                ---------  -----------  -----------  ---------------
PORTFOLIO--CLASS A............      23.04%      33.87%       23.18%         20.96%
PORTFOLIO--CLASS B............      22.78       33.51          N/A          26.07
INDEX--CLASS A................      18.68       24.12        15.86          14.94
INDEX--CLASS B................      18.68       24.12          N/A          18.33

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).
2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

------------------------------

THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the five-year period ended September 30, 1997 the average annual total return of the Class A shares was 23.18% compared to 15.86% for the Index. From inception on July 15, 1992 to September 30, 1997, the average annual total return for the Class A shares was 20.96% compared to 14.94% for the Index. From inception on January 2, 1996 to September 30, 1997, the average annual total return for the Class B shares was 26.07% compared to 18.33% for the Index.

The MSCI USA Index rose 6.7% during the third quarter, with the bulk of that gain coming in September. Talk of 'irrational exuberance' dissipated in July as Alan Greenspan acknowledged that current developments might be part of a once or twice in a century phenomenon that will carry productivity trends nationally and globally to a new higher track. Despite the longevity of the U.S. economic expansion (in its seventh year, and the third longest since 1945) data released over the quarter continued to indicate robust growth against a benign inflation background. Nagging worries remain, however, exacerbated by the problems in South East Asia and the currency impact of dollar strength which has led to a series of profit warnings. For the first quarter in some time, mid and smaller cap stocks strongly outperformed their larger counterparts. M&A activity continued, with Nations Bank's $14.6 billion bid for Barnett Bank, and Travelers Group's $9 billion acquisition of Salomon Bros. Outperforming sectors included trucking, oil services and investment banks while hospital management and metal & glass packaging were weak.

During the third quarter the MSCI Europe Index rose 8.3% in U.S. dollar terms and 9.9% in local currency. With the exception of Switzerland and Belgium, all European markets had a strong quarter, most notably Scandinavia and Italy. Restructuring and M&A activity is becoming a pan European theme, while the dollar's strength continues to boost the larger cap European exporters. These names have also benefited from the increasing popularity of equity ownership with retail investors less inclined to invest in the U.S. or Far Eastern markets. Smaller cap names meanwhile, particularly in Germany and France, continue to be hurt by sluggish domestic demand. Germany's relative weakness in September followed the collapse of talks to reform their rigid tax system, and the prospect of an interest rate rise, the first in five years. Financials, electronics, engineering and transport were the stand out performers, while some weakness was evident in construction and chemicals.

The MSCI UK Index rose 11.9% in U.S. dollar terms and 15.3% in sterling helped by falling gilt yields and the apparent peaking of sterling in late July which allowed some relief to U.K. exporters. The economy continues to grow steadily however and a number of key indicators are signaling continued risk to the longer term inflation outlook. In the face of this momentum and in line with the 2.5% inflation target, further monetary tightening is expected. Engineering, financials, and retail were the strongest sectors while mining E&P, buildings materials & construction, textiles and tobacco were weaker.

Japan was yet again the weakest major market during the quarter, with the MSCI Japan Index falling 12.8% in U.S. dollar terms and 8.0% in yen. The depressed sentiment was manifest in a very weak Tankan Survey at quarter end, with foreign investors net sellers suggesting a loss of confidence in the Japanese authorities' appetite for reform, despite the government's announcement of yet another package of economic measures. Companies continue to make downward revisions ahead of their half year results, reflecting both the weakness in the domestic economy, and some fallout from the South East Asian crisis. Performance was weakest in the domestic cyclical sectors such as steel, textiles and construction.

Our overall position in the United States remains slightly underweight the benchmark and we remain at about half weighting in Japan following recent visits from a number of our investment personnel. We are overweight in Europe where we continue to find relative value primarily in the Netherlands, Switzerland and Germany.

Frances Campion
PORTFOLIO MANAGER

October 1997

INVESTMENTS (UNAUDITED)
----------
SEPTEMBER 30, 1997

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
COMMON STOCKS (94.5%)
 AUSTRALIA (1.1%)
        163,671    Coles Myer Ltd.                      $     772
        105,100    CSR Ltd.                                   431
                                                        ---------
                                                            1,203
                                                        ---------
 CANADA (0.6%)
          5,350    Potash Corp. of Saskatchewan, Inc.         420
         13,400    TELUS Corp.                                281
                                                        ---------
                                                              701
                                                        ---------
 FRANCE (3.6%)
         27,841    Banque Nationale de Paris                1,402
          2,010    Bongrain                                   752
          9,266    Elf Aquitaine                            1,237
         11,000    Scor                                       475
             64    Valeo                                        4
                                                        ---------
                                                            3,870
                                                        ---------
 GERMANY (5.0%)
         25,900    BASF AG                                    936
         32,920    Bayer AG                                 1,310
          3,470    Karstadt AG                              1,209
          2,364    Sinn AG                                    535
          6,600    VEBA AG                                    385
            800    Viag AG                                    358
          1,000    Volkswagen AG                              693
                                                        ---------
                                                            5,426
                                                        ---------
 HONG KONG (0.7%)
        189,600    Jardine Strategic Holdings, Inc.           743
                                                        ---------
 IRELAND (5.1%)
        703,737    Anglo Irish Bank Corp. plc               1,084
         69,200    Clondalkin Group plc                       613
        264,836    Green Property plc                       1,443
        462,436    Irish Life plc                           2,419
                                                        ---------
                                                            5,559
                                                        ---------
 ITALY (3.4%)
        124,800    Mediaset S.p.A.                            643
        781,813    Telecom Italia S.p.A. Di Risp
                    (NCS)                                   3,042
                                                        ---------
                                                            3,685
                                                        ---------
 JAPAN (9.0%)
             97    East Japan Railway Co.                     455
         66,000    Fuji Photo Film Ltd.                     2,722
         21,000    Hitachi Ltd.                               182
         81,000    Kao Corp.                                1,174
         47,000    Matsushita Electric Industries
                    Ltd.                                      848
        140,000    Nichido Fire & Marine Insurance
                    Co., Ltd.                                 916
        222,000    NKK Corp.                                  298
          9,000    Sony Corp.                                 850
         86,000    Sumitomo Rubber Industries                 488
         13,000    TDK Corp.                                1,163

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
         37,000    Toyo Seikan Kaisha Ltd.              $     646
                                                        ---------
                                                            9,742
                                                        ---------
 NETHERLANDS (4.8%)
         83,012    ABN Amro Holdings N.V.                   1,680
         18,880    Hollandsche Beton Groep N.V.               389
         35,324    ING Groep N.V.                           1,622
         17,200    Philips Electronics N.V.                 1,455
                                                        ---------
                                                            5,146
                                                        ---------
 NEW ZEALAND (0.4%)
        191,600    Lion Nathan Ltd.                           469
                                                        ---------
 PORTUGAL (0.3%)
         11,400    Cimpor -- Cemetos de Portugal              308
                                                        ---------
 SPAIN (2.8%)
         51,300    Iberdrola                                  631
         74,800    Telefonica de Espana                     2,350
                                                        ---------
                                                            2,981
                                                        ---------
 SWEDEN (0.6%)
         14,300    Skandia Forsakrings AB                     639
                                                        ---------
 SWITZERLAND (4.4%)
            400    Ascom Holdings AG (Bearer)                 560
            370    Bobst AG (Bearer)                          585
          1,200    Forbo Holding AG (Registered)              466
            835    Holderbank Financiere Glarus AG,
                    Class B (Bearer)                          792
          1,200    Magazine Globus (Participating
                    Certificates)                             895
            780    Schweizerische
                    Industrie-Gesellschaft Holdings
                    AG (Registered)                         1,150
            372    Sulzer AG (Registered)                     283
                                                        ---------
                                                            4,731
                                                        ---------
 UNITED KINGDOM (10.1%)
        228,888    Aggreko plc                                620
         36,900    Bass plc                                   498
         45,500    Burmah Castrol plc                         812
        228,888    Christian Salvesen plc                     395
         92,700    English China Clays plc                    423
         78,000    Imperial Tobacco Group plc                 467
        105,028    John Mowlem & Co. plc                      181
        241,400    Matthews (Bernard) plc                     417
        653,333    Pentos plc                                  --
        137,100    Racal Electronic plc                       560
        138,491    Reckitt & Colman plc                     2,129
         64,567    Rolls-Royce plc                            267
        124,600    Royal & Sun Alliance Insurance
                    Group plc                               1,175
         81,453    Southern Electric plc                      614
        101,577    Tate & Lyle plc                            722
         40,000    Unilever plc                             1,169

                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
  UNITED KINGDOM (CONTINUED)
        113,800    WPP Group plc                        $     512
                                                        ---------
                                                           10,961
                                                        ---------
 UNITED STATES (42.6%)
         29,600    Albertson's, Inc.                        1,032
         17,750    Aluminum Company of America              1,456
         36,904    Ascent Entertainment Group, Inc.           424
         16,200    AT&T Corp.                                 718
         26,300    Beazer Homes USA, Inc.                     518
         12,100    BF Goodrich Co.                            548
         47,400    BJ's Wholesale Club, Inc.                1,384
         21,800    Borg-Warner Automotive, Inc.             1,240
         33,300    Browning-Ferris Industries, Inc.         1,267
         07,300    Cadiz Land Co., Inc.                       765
         22,000    Cadiz Land Co., Inc. (Restricted
                    Shares)                                   157
         98,100    Comsat Corp.                             2,336
         69,000    Data General Corp.                       1,837
        109,000    Egghead, Inc.                              981
         43,100    Enhance Financial Services Group,
                    Inc.                                    2,360
         23,500    Finova Group, Inc.                       2,224
         11,700    General Signal Corp.                       506
         90,600    GenRad, Inc.                             2,616
         13,800    Georgia Pacific Corp.                    1,440
         39,300    Greenfield Industries, Inc.              1,130
         16,100    Greenpoint Financial Corp.               1,020
         47,400    Homebase, Inc.                             427
         68,000    Houghton Mifflin Co.                     2,567
         22,500    IBP, Inc.                                  532
         83,000    InteliData Technologies Corp.              249
         20,900    Lukens, Inc.                               402
         11,200    MBIA, Inc.                               1,405
         61,400    MCI Communications Corp.                 1,804
         24,600    Mellon Bank Corp.                        1,347
          1,012    NCR Corp.                                   35
          4,900    Noble Drilling Corp.                       158
         50,900    Penncorp Financial Group, Inc.           1,578
          4,900    Pennzoil Co.                               390
         55,400    Pharmacia & Upjohn, Inc.                 2,022
         67,500    Philip Morris Cos., Inc.                 2,805
            700    Polaroid Corp.                              36
         12,000    Prime Retail, Inc.                         188
         11,300    Tecumseh Products Co., Class A             629
         11,300    Tenneco, Inc.                              541
         38,100    Terra Nova (Bermuda) Holdings
                    Ltd., Class A                           1,033
         16,800    Toys "R" Us, Inc.                          596
         13,450    United Meridian Corp.                      494
         28,800    UST Corp.                                  734
        135,400    WorldCorp, Inc.                            271
                                                        ---------
                                                           46,202
                                                        ---------
TOTAL COMMON STOCKS (Cost $74,196)                        102,366
                                                        ---------
                                                          VALUE
    SHARES                                                (000)
---------------                                         ---------
PREFERRED STOCKS (1.4%)
 GERMANY (1.4%)
          3,000    Volkswagen AG (Cost $647)            $   1,570
                                                        ---------
  FACE AMOUNT
     (000)
---------------
CONVERTIBLE BOND (0.0%)
 HONG KONG (0.0%)
$        21,000    Jardine Strategic Holdings, Inc.,
                    IDR, 7.50%, 5/07/49 (Cost $22)             26
                                                        ---------
SHORT-TERM INVESTMENT (4.0%)
 REPURCHASE AGREEMENT (4.0%)
          4,334    Chase Securities, Inc. 5.75%,
                    dated 9/30/97, due 10/01/97, to
                    be repurchased at $4,335
                    collateralized by U.S. Treasury
                    Bonds, 7.875%, due 2/15/21,
                    valued at $4,422 (Cost $4,334)          4,334
                                                        ---------
FOREIGN CURRENCY (0.2%)
     GBP      1    British Pound                                2
     FRF    111    French Franc                                19
      DEM    23    German Mark                                 13
    JPY  12,597    Japanese Yen                               104
      NLG    60    Netherlands Guilder                         30
     ESP    204    Spanish Peseta                               1
     CHF      3    Swiss Franc                                  2
                                                        ---------
TOTAL FOREIGN CURRENCY (Cost $172)                            171
                                                        ---------
TOTAL INVESTMENTS (100.1%) (Cost $79,371)                 108,467
                                                        ---------
OTHER ASSETS AND LIABILITIES (-0.1%)
  Other Assets                                              4,844
  Liabilities                                              (4,977)
                                                        ---------
                                                             (133)
                                                        ---------
NET ASSETS (100%)                                       $ 108,334
                                                        ---------
                                                        ---------
CLASS A:
NET ASSETS                                               $103,287
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 5,177,345 outstanding $0.001 par
  value shares (authorized 500,000,000 shares)
                                                           $19.95
                                                        ---------
                                                        ---------
CLASS B:
NET ASSETS                                                 $5,047
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 254,004 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)
                                                           $19.87
                                                        ---------
                                                        ---------

----------------------------------
NCS -- Non Convertible Shares

IDR -- International Depositary Receipt